UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

______________

Date of report (Date of earliest event reported) May 3, 2005

U.S.B. HOLDING CO., INC

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12811	36-3197969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Dutch Hill Road, Orangeburg, New York	10962
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(845) 365-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a.-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 27, 2005, the Board of Directors of U.S.B. Holding Co., Inc. (the “Company”) approved the grant of options as of May 3, 2005, to certain executive officers of the Company, as set forth below, in accordance with each executive’s employment agreement. The options were granted under the U.S.B. Holding Co., Inc. 2001 Employee Stock Option Plan (the “2001 Employee Stock Plan”, a copy of which was attached to the U.S.B. Holding Co., Inc. 2001 Proxy Statement filed on April 25, 2001) and are subject to the terms of the 2001 Employee Stock Plan and the 2001 Employee Stock Option Agreement executed by the Company and each option grantee, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The grant of options is effective on May 3, 2005, subject to the execution by the Company and the executive officer of the 2001 Employee Stock Option Agreement on or after May 3, 2005. The exercise price of the options is $20.25, which was the closing price of the Company’s common stock on the New York Stock Exchange on May 3, 2005.

Executive Officer	Number of Options
Thomas E. Hales	135,590
Chairman of the Board, President
and Chief Executive Officer

Raymond J. Crotty	50,847
Senior Executive Vice President,
Secretary, and Chief Credit Officer

On May 25, 2005, the Board approved the grant of options under the U.S.B. Holding Co., Inc. 2005 Director Stock Option Plan (the “2005 Director Stock Plan”) (a copy of which was attached to the U.S.B. Holding Co., Inc. 2005 Proxy Statement filed on April 28, 2005) set forth below. The options are subject to the terms of the 2005 Director Stock Plan and the 2005 Director Stock Option Agreement executed by the Company and each option grantee, the form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The grant of options is effective on May 25, 2005, subject to the execution by the Company and the Director of the 2005 Director Stock Option Agreement on or after May 25, 2005. The exercise price of the options is $21.15, which was the closing price of the Company’s common stock on the New York Stock Exchange on May 25, 2005.

Director	Number of Options

Michael H. Fury, Director	23,729

Howard V. Ruderman, Director	23,729

Kenneth J. Torsoe, Director	23,729

Kevin J. Plunkett, Director	12,740

Edward T. Lutz, Director	6,370

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1 Employee Stock Option Agreement under the 2001 Employee Stock Plan.

10.2 Director Stock Option Agreement under the 2005 Director Stock Plan

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S.B. HOLDING CO., INC.

Date: June 15, 2005	By:	/s/ Thomas E. Hales
	Name:	Thomas E. Hales
	Title:	Chairman, President, and C.E.O.

EXHIBIT 10.1

Date of Grant: [Grant Date]

Number of Shares Subject to Option: [Number of Stock Options]

U.S.B. HOLDING CO., INC.

2001 EMPLOYEE STOCK OPTION PLAN

STOCK OPTION AGREEMENT

This Agreement, dated [Grant Date] is made between U.S.B. Holding Co., Inc., (the "Company") and [Name of Optionee], an employee of the Company or one of its subsidiaries or affiliates participating in the Plan (each a "Participating Company").

I.	Incentive Stock Option

1. Grant of Incentive Stock Option. Pursuant to the provisions of the U.S.B. Holding Co., Inc. 2001 Employee Stock Option Plan (the "Plan"), and in compliance with the provisions of Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, the Company hereby grants to the Employee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, an option ("Option") to purchase [number of stock options] shares of the Company's common stock, par value $0.01 per share ("Stock"), at the purchase price of [exercise price of stock options*] per share, such Option to be exercisable and exercised as hereinafter provided.

2. Specific Terms and Conditions.

(a)	Exercise of Option. Subject to the other terms of this Agreement regarding the exercisability of this Option, this Option may be exercised in accordance with the following:
This Option Shall be
Exercisable With Respect to
The Following Cumulative
On or After This Date:	Number of Shares:

[vesting date]	[number of stock options vested]

[vesting date]	[number of stock options vested]

* 110 percent of market value for ISO's if the Employee possesses more than ten percent of the total combined voting power of all classes of stock of the Company.

This Option also shall become fully exercisable upon the Employee's termination of employment due to his or her death or Total Disability (as determined under the Plan). This Option may be exercised, to the extent exercisable by its terms, from time to time in whole or in part at any time prior to the expiration thereof. Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which this Option is being exercised. Notation of any partial exercise or installment exercise shall be made by the Company on Schedule A hereto.

(b) Notification of Disqualifying Disposition. The Employee hereby agrees to notify the Company in writing in the event shares acquired pursuant to the exercise of this Option are transferred, other than by will or by the laws of descent and distribution, within two years after the date indicated above or within one year after the issuance of such shares pursuant to such exercise.

II.	Nonqualified Stock Option

1. Grant of Nonqualified Stock Option. Pursuant to the provisions of the Plan, the Company hereby grants to the Employee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, an option ("Option") to purchase [number of stock options] shares of Stock, at a purchase price of [exercise price of stock options] per share, such Option to be exercisable and exercised as hereinafter provided.

2. Specific Terms and Conditions.

(a)	Exercise of Option. Subject to the other terms of this Agreement regarding the exercisability of this Option, this Option may be exercised in accordance with the following:
This Option Shall be
Exercisable With Respect to
The Following Cumulative
On or After This Date:	Number of Shares:

[vesting date]	[number of stock options vested]

[vesting date]	[number of stock options vested]

___/_ /___

This Option also shall become fully exercisable upon the Employee's termination of employment due to his or her death or Total Disability. This Option may be exercised, to the extent exercisable by its terms, from time to time in whole or in part at any time prior to the expiration thereof. Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which this Option is being exercised. Notation of any partial exercise or installment exercise shall be made by the Company on Schedule B hereto.

Except to the extent expressly provided in this Agreement, to the extent this Option has not become exercisable on or prior to the date of the Employee's termination of employment with the Company and all of its subsidiaries and affiliates, it will be forfeited at termination of employment and will not thereafter become exercisable.

III.	General Terms and Conditions

1. Payment of Purchase Price Upon Exercise. At the time of any exercise of an Option, the purchase of the shares as to which any such Option shall be exercised shall be paid in full to the Company in cash or in Stock already owned by the Employee, or a combination of cash and Stock, or in such other consideration acceptable to the Committee appointed by the Board of Directors of the Company to administer the Plan (the "Committee") as the Committee deems appropriate, having a total Fair Market Value (as defined in the Plan) equal to the purchase price.

2. Expiration Date. Each Option granted pursuant to this Agreement shall expire ten years from the date indicated above, except that each Option granted under Part I hereof shall expire five years from the date indicated above if the Employee possesses more than ten percent of the total combined voting power of all classes of Stock of the Company.

3. Issuance of Certificates. The Employee shall be issued a certificate for any shares as to which an Option shall be exercised. Such shares shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provision shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933 ("1933 Act"), or if, and so long as, the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (I) the listing of such shares on any stock exchange on which the Stock may then be listed, or (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body, which the Committee shall, in its sole discretion, determine to be necessary or advisable.

4. Conditions. The Employee may not exercise any part of an Option until the Employee has remained in the employ of one or more Participating Companies for three months after the date on which the Option was granted.

5. Exercise in the Event of Death, Retirement, Total Disability, or Termination of Employment. If the Employee's employment with the Company and all Participating

Companies terminates due to his or her death, retirement or Total Disability or his discharge by a Participating Company without Cause, then any Option granted pursuant to this Agreement may be exercised by the Employee (or, in the event of the Employee's death, the Employee's Beneficiary under the Plan) within three months (twelve months in the event of termination for Total Disability) after the date of the Employee's termination of employment, or at such later date, and subject to such terms and conditions, as the Committee may specify, but not later than the expiration dates specified in Section III.2. All determinations as to whether an Employee's termination is without Cause shall be made by the Company, in its sole discretion.

Upon the Employee's termination of employment by a Participating Company for cause or the voluntary resignation of the Employee, all Options granted pursuant to this Agreement automatically shall expire as of the date of such termination, or at such later date, and subject to such terms and conditions, as the Committee may specify, but not later than the expiration dates specified in Section III.2. All determinations as to whether the Employee's termination is voluntary shall be made by the Company, in its sole discretion.

6. Nontransferability. No Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Employee, any Option shall be exercisable only by the Employee. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any shares issuable or amount payable under an Option would be made subject to the debts or liabilities of the Employee or his or her Beneficiary, then the Committee may terminate such person's interest in any such shares or payment and direct that the same be held and applied to or for the benefit of the Employee, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Employee (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

7. Registration. Unless at the time of exercise there is a valid and effective registration statement under the 1933 Act and appropriate qualification and registration under applicable state securities laws relating to the Stock being acquired pursuant to an Option, the Employee shall upon exercise of the Option give a representation that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such shares. In the absence of such registration statement, the Employee shall be required to execute a written affirmation, in a form reasonably satisfactory to the Company, of such investment intent and to further agree that he or she will not sell or transfer any Stock acquired pursuant to the Option until he or she requests and receives an opinion of the Company's counsel to the effect that (I) such proposed sale or transfer will not result in a violation of the 1933 Act, or (ii) a registration statement covering the sale or transfer of the shares has been declared effective by the Securities and Exchange Commission, or (iii) he or she obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.

8. Adjustments. In the event of any change in the outstanding Stock of the Company by reason of any stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or other events as specified in the Plan, the number and kind of shares subject to any Option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to the Employee hereunder. Any adjustments so made shall be final and binding upon the Employee.

9. No Rights as Stockholder. The Employee shall have no rights as a stockholder with respect to any shares of Stock subject to any Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

10. No Right to Continued Employment. This Agreement shall not confer upon the Employee any right with respect to continuance of employment by any Participating Company nor shall it interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

11. Compliance With Law and Regulations. This Agreement and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If at any time the Committee shall determine that (I) the listing, registration or qualification of the shares of Stock subject or related thereto upon any securities exchange or under state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Stock is necessary or desirable as a condition of or in connection with the issuance or purchase of shares of Stock hereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. Moreover, an Option may not be exercised if its exercise or the receipt of shares of Stock pursuant thereto would be contrary to applicable law.

12. Tax Withholding Requirements. The Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for Stock.

IV.	Suspension or Forfeiture as Required by Law

Notwithstanding anything in this Agreement or the 2001 Employee Stock Option Plan to the contrary:

1. The Employee's right to exercise this Option, as well as any compensation derived from the exercise of this Option, shall be forfeitable to the extent required pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") in the event of an accounting restatement by the Company due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws.

2. The Employee's right to exercise this Option shall be suspended during any "blackout period" described in Section 306 of the Sarbanes-Oxley Act.

3. The Employee's right to receive shares upon the exercise of this Option shall be subject to a temporary freeze pursuant to the order of a court of competent jurisdiction obtained by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act. In such event, to the extent required by such court order, Stock issuable upon exercise of such Option shall be issued and deposited, together with all dividends and other distributions received thereon, in an interest-bearing escrow account, subject to court supervision, until the escrow terminates pursuant to Section 1103 of the Sarbanes-Oxley Act.

V.	Miscellaneous

1. Employee Bound by Plan. The Employee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

2. Notices. Any notice hereunder to the Company shall be addressed to it at its office, 100 Dutch Hill Road, Orangeburg, NY 10962, Attention: Chairman of the Board, and any notice hereunder to the Employee shall be addressed to the Employee at his or her address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address.

3. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, U.S.B. Holding Co., Inc. has caused this Agreement to be executed by a duly authorized officer and the Employee has executed this Agreement both as of the day and year first above written.

U.S.B. HOLDING CO., INC.

By:
Name:	[Name of Authorized Officer of the Company]
Title:	[Title of Authorized Officer of the Company]

____________________________________	(L.S.)
[Name of Optionee]

SCHEDULE A

U.S.B. HOLDING CO., INC.

NOTATIONS AS TO PARTIAL OR INSTALLMENT

EXERCISE - INCENTIVE STOCK OPTION

	Number of	Balance of
Date of	Shares	Shares on	Authorized	Notation
Exercise	Purchased	Option	Signature	Date

SCHEDULE B

U.S.B. HOLDING CO., INC.

NOTATIONS AS TO PARTIAL OR INSTALLMENT

EXERCISE - NONQUALIFIED STOCK OPTION

	Number of	Balance of
Date of	Shares	Shares on	Authorized	Notation
Exercise	Purchased	Option	Signature	Date

EXHIBIT 10.2

                U.S.B. HOLDING CO., INC., 2005 DIRECTOR STOCK OPTION PLAN

STOCK OPTION AGREEMENT
______________-____-________
Name of Optionee		Social Security Number

Street Address

City	State	ZIP Code

This Stock Option Agreement is intended to set forth the terms and conditions on which a Stock Option has been granted under the U.S.B. Holding Co., Inc., 2005 Director Stock Option Plan. Set forth below are the specific terms and conditions applicable to this Stock Option. Attached as Exhibit A are its general terms and conditions and as Exhibit B a beneficiary designation form.

Option Grant	(A)	(B)	(C)	(D)	(E)
Grant Date:	[Grant Date]	XXX	XXX	XXX	XXX
Class of Optioned Shares*	[Option Shares]	XXX	XXX	XXX	XXX
No. of Optioned Shares*		XXX	XXX	XXX	XXX
Exercise Price Per Share*		XXX	XXX	XXX	XXX
Option Type (ISO or NQSO)	[Option Type]	XXX	XXX	XXX	XXX
Vesting
Vesting Date*	[Vesting Date]	XXX	XXX	XXX	XXX
Option Expiration Date*	[Expiration Date]	XXX	XXX	XXX	XXX

*Subject to adjustment as provided in the Plan and the General Terms and Conditions.

By signing where indicated below, U.S.B. Holding Co., Inc. (the "Company") grants this Non-Qualified Stock Option upon the specified terms and conditions, and the Optionee acknowledges receipt of this Option, including Exhibit A, and agrees to observe and be bound by the terms and conditions set forth herein.

U.S.B. Holding Co, Inc.	Optionee

By:____________________________________________	____________________________
Name: [Name of Authorized Officer of the Company]	[Name of Optionee]
Title: [Title of Authorized Officer of the Company]

Instructions: This page should be completed by or on behalf of the Committee. Any blank space intentionally left blank should be crossed out. An option grant consists of a number of optioned shares with uniform terms and conditions. Where options are granted on the same date with varying terms and conditions (for example, varying exercise prices or Vesting dates), the options should be recorded as a series of grants each with its own uniform terms and conditions.

EXHIBIT A

                U.S.B. HOLDING CO., INC., 2005 DIRECTOR STOCK OPTION PLAN

Stock Option Agreement

General Terms and Conditions

Section 1.              Non-Qualified Stock Option. The Company intends the Option evidenced hereby not to be an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986.

Section 2.             Option Period. (a) Subject to section 2(b), the Optionee shall have the right to exercise an option, in whole or in part, at such time or times as the Committee shall determine as specified in this agreement and subject to the ending dates in this Section (the “Option Period”). The Committee may also, in its discretion, accelerate the exercisability of any option at any time. The Option Period commences on the Vesting Date and ends on the earliest to occur of the following dates:

(i)       the close of business on the last day of the three (3) months after the Optionee’s termination of service for reasons other than death, disability, voluntary resignation or a termination for cause;

(ii)      the close of business on the last day one year after the Optionee’s termination of service for reasons of death or disability;

(iii)	the date and time of termination for cause or voluntary resignation; or

(iv)     the last day of the ten-year period commencing on the date on which the Option was granted.

(b)           Upon the termination of the Optionee's service with the Company other than for reasons of death or disability, any Option granted hereunder whose Vesting Date has not occurred is deemed forfeited, unless the Committee, in its sole discretion, deems otherwise. In the event of death or disability, and in the event of a Change in Control, any unvested Options evidenced by this Agreement that have not previously vested will immediately vest.

Section 3.              Exercise Price. During the Option Period, and after the applicable Vesting Date, the Optionee shall have the right to purchase all or any portion of the optioned Common Stock at the Exercise Price per Share.

Section 4.              Method of Exercise. The Optionee may, at any time during the Option Period provided by section 2, exercise his right to purchase all or any part of the optioned Common Stock then available for purchase; provided, however, that a minimum number of shares of optioned Common Stock which may be purchased may be designated by the Committee in its sole discretion. The Optionee shall exercise such right by:

(a)	giving written notice to the U.S.B. Holding Co. in the form attached hereto as Appendix A; and

(b)      delivering to the Committee full payment of the Exercise Price for the optioned Common Stock to be purchased.

The date of exercise shall be the earliest date practicable following the date the requirements of Section 4 of this Agreement have been satisfied. Payment for the shares issuable upon exercise of the option shall be made in full in cash, personal check, or by certified check or by tendering (either physically or by a constructive delivery method acceptable to the Committee) shares owned by the Optionee for a period of more than six months (valued at fair market value on the date of exercise).

Section 5.              Delivery and Registration of Optioned Shares. As soon as reasonably practicable following the date on which the Optionee has satisfied the requirements of section 4, a certificate representing the shares purchased, registered in the name of the Optionee, shall be delivered to the Optionee or book entry shares shall be delivered for the account of the optionee in accordance with such instructions as the Optionee may provide. The Optionee shall have no right to vote or to receive dividends, nor have any other rights with respect to optioned Common Stock, prior to the date as of which such optioned Common Stock is transferred to the Optionee on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected. The obligation of the Company to deliver Common Stock under this Agreement shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the person to whom such

Common Stock is to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Common Stock or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Common Stock under this Agreement prior to (a) the admission of such Common Stock to listing on any stock exchange on which Common Stock may then be listed, or (b) the completion of such registration or other qualification under any state or federal law, rule or regulations as the Committee shall determine to be necessary or advisable.

Section 6.              Adjustments in the Event of Reorganization; Recapitalization. Unless otherwise determined by the Committee, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or its parent equal in fair market value to the per Share consideration received by holders of Stock in the merger or sale of assets.

In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of Shares without the receipt of consideration by the Company, or other similar event (including a spinoff transaction) the number of Shares covered by each outstanding Option, and its exercise price, shall be proportionately adjusted in such manner as the Committee may determine to be necessary to prevent the enlargement or diminution of rights.

Section 7.              No Right to Continued Service. Nothing in this Agreement nor any action of the Board or Committee with respect to this Agreement shall be held or construed to confer upon the Optionee any right to a continuation of service by the Company. The Optionee may be dismissed or otherwise dealt with as though this Agreement had not been entered into.

Section 8.             Taxes. Where any person is entitled to receive shares pursuant to the exercise of the Option granted hereunder, the Company shall have the right to require such person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares to cover the amount required to be withheld.

Section 9.              Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)	If to the Committee:

U.S.B. Holding Co., Inc.
100 Dutch Hill Road,
Orangeburg, New York 10962

Attention: Chief Financial Officer – Stock Option Plans

(b)	If to the Optionee, to the Optionee's address as shown in the Company's personnel records.

Section 10.           Restrictions on Transfer. No Option granted hereunder may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised by an Optionee only during his or her lifetime, or following his or her death pursuant to Article 10 of the Plan. To name a Beneficiary who may exercise your Options following your death, complete the attached Appendix B and file it with the Chief Financial Officer of U.S.B. Holding Co., Inc.

Notwithstanding the foregoing, the Committee may permit the person to whom an Option is initially granted to transfer a vested Non-Qualified Stock Option, in whole or in part, to the lineal ascendents and lineal descendants of such person or his spouse, or any one or more of them, or to an entity wholly owned by, including, but not limited to, a trust the exclusive beneficiaries of which are one or more of the lineal ascendents and lineal descendants of such person or his spouse, or wholly owned jointly by one or more of them and such person. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend upon the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

Section 11.           Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the Company and the Optionee and their respective heirs, successors and assigns.

Section 12.           Construction of Language. Whenever appropriate in the Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Agreement, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

Section 13.           Governing Law. To the extent not preempted by federal law, the Plan, and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts entered into and to be performed within the State of New York by parties each of whom is a New York State resident. The federal and state courts located in the Counties of Rockland, Orange, Westchester, or New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan or in relation to any action taken or omitted under the Plan or any Option granted under the Plan. By accepting any Option granted under this Plan, the Optionee, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 14.           Amendment. The Board may suspend, terminate, modify or amend the Plan, in whole or in part, provided that any amendment that would (i) materially increase the aggregate number of Shares which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan or (iii) reduce the exercise price of Options previously granted under the Plan shall be subject to the approval of the Company's stockholders, except that any such increase, modification or reduction that may result from adjustments authorized by Article 12 of the Plan does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the Optionee to whom an award shall theretofore have been granted, adversely affect the rights of such Optionee under such award.

Section 15.           Plan Provisions Control. This Agreement and the rights and obligations created hereunder shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Agreement, the Optionee acknowledges receipt of a copy of the Plan.

Appendix A to Stock Option Agreement
U.S.B. Holding Co., Inc., 2005 Director Stock Option Plan
Notice of Exercise of Stock Option

Use this Notice to inform the Committee administering the U.S.B. Holding Co., Inc., 2005 Director Stock Option Plan ("Plan") that you are exercising your right to purchase shares of common stock ("Shares") of U.S.B. Holding Co., Inc. ("USB") pursuant to an option ("Option") granted under the Plan. If you are not the person to whom the Option was granted ("Option Recipient"), you must attach to this Notice proof of your right to exercise the Option granted under the Stock Option Agreement entered into between USB and the Option Recipient ("Agreement"). This Notice should be personally delivered or mailed by certified mail, return receipt requested to: U.S.B. Holding Co., Inc., 100 Dutch Hill Road, Orangeburg, New York 10962, Attention: Chief Financial Officer – Stock Option Plans. The effective date of the exercise of the Option shall be the earliest date reasonably practicable following the date this Notice is received by USB ("Effective Date"). Except as specifically provided to the contrary herein, capitalized terms shall have the meanings assigned to them under the Plan. This Notice is subject to all of the terms and conditions of the Plan and the Agreement.

OPTION INFORMATION Identify below the Option that you are exercising by providing the following information from the Stock Option Agreement.

Name of Optionee:                _________________________________________________________

Option Grant Date:____________________, __________                                               Exercise Price per share: $_________.____

(Month and Day)                           (Year)

EXERCISE PRICE Compute the Exercise Price below and select a method of payment.

Total Exercise Price               ________________ x $__________.______ = $_______________

                  (No. of Shares)                      (Exercise Price)                      Total Exercise Price

Method of Payment

		☐	I enclose a certified check, money order, or bank draft payable to the order of U.S.B. Holding Co., Inc. in the amount of	$_____________
		☐	I enclose Shares duly endorsed for transfer to U.S.B. Holding Co., Inc. with all stamps attached and having a fair market value of	$ _____________ ____
			Total Exercise Price	$ _____________ ____
ISSUANCE OF CERTIFICATES I hereby direct that the stock certificates representing the Shares purchased pursuant to section 2 above be issued to the following person(s) in the amount specified below:
Name and Address			Social Security No.	No of Shares
__________________________________________________________________________ __________________________________________________________________________			____-__-_____	_______
__________________________________________________________________________ __________________________________________________________________________			____-__-_____	_______
COMPLIANCE WITH TAX AND SECURITIES LAWS
S I G N	H E R E

I understand that I must rely on, and consult with, my own tax and legal counsel (and not U.S.B. Holding Co., Inc.) regarding the application of all laws -- particularly tax and securities laws -- to the transactions to be effected pursuant to my Option and this Notice. I understand that I will be responsible for paying any federal, state and local taxes that may become due upon the sale (including a sale pursuant to a "cashless exercise") or other disposition of Shares issued pursuant to this Notice and that I must consult with my own tax advisor regarding how and when such income will be reportable.

___________________________________________________________________________                                               _____________________________

Signature Date

_____________________________________________________________________________________________________________________________

Address

Internal Use Only

Chief Financial Officer

Received [check one]:                            ☐             By Hand                  ☐             By Mail Post Marked

______________________________________

Date of Post Mark

By_______________________________________________________________________________________________           ______________________________________

Authorized Signature                                                                                                                   Date of Receipt

Appendix B to Stock Option Agreement
U.S.B. Holding Co., Inc., 2005 Director Stock Option Plan
Beneficiary Designation Form

GENERAL INFORMATION		Use this form to designate the Beneficiary(ies) who may exercise Options outstanding to you at the time of your death.
Name of Person Making Designation_______________________________________________________________________		Social Security Number ______—_____—_______

BENEFICIARY DESIGNATION

Complete sections A and B. If no percentage shares are specified, each Beneficiary in the same class (primary or contingent) shall have an equal share. If any designated Beneficiary predeceases you, the shares of each remaining Beneficiary in the same class (primary or contingent) shall be increased proportionately.

A PRIMARY BENEFICIARY(IES). I hereby designate the following person as my primary Beneficiary under the Plan, reserving the right to change or revoke this designation at any time prior to my death:
Name		Address	Relationship	Birthdate	Share
__________________________________		__________________________________ __________________________________	___________	___________	_________%
__________________________________		__________________________________ __________________________________	___________	___________	_________%
__________________________________		__________________________________ __________________________________	___________	___________	_________% Total= 100%

B CONTINGENT BENEFICIARY(IES). I hereby designate the following person(s) as my contingent Beneficiary(ies) under the Plan to receive benefits only if all of my primary Beneficiaries should predecease me, reserving the right to change or revoke this designation at any time prior to my death as to all outstanding Options:

Name		Address	Relationship	Birthdate	Share
__________________________________		__________________________________ __________________________________	___________	___________	_________%
__________________________________		__________________________________ __________________________________	___________	___________	_________%
__________________________________		__________________________________ __________________________________	___________	___________	_________% Total= 100%
S I G N	H E R E

I understand that this Beneficiary Designation shall be effective only if properly completed and received by the Corporate Secretary of U.S.B. Holding Co., Inc. prior to my death, and that it is subject to all of the terms and conditions of the Plan. I also understand that an effective Beneficiary designation revokes my prior designation(s) with respect to all outstanding Options.

__________________________________________________________________________    ______________________________________

Your Signature                                                                                                       Date

__________________________________________ Internal Use Only

This Beneficiary Designation was received by the Chief Financial Officer of U.S.B. Holding Co., Inc. on the date indicated.

By __________________________________         _______________

Authorized Signature                                               Date

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